Third Quarter 2004 Financial Results November 4, 2004

Jeff Cavins CEO & President Larry Madden CFO & EVP Mike Dougherty VP Corp. Development & Investor Relations Executives Presenting Today

Our presentation will contain forward-looking statements within the meaning of the Safe-Harbor Provision of the Private Securities Litigation Reform Act of 1995. These include statements regarding (i) current expectations or estimates of future financial & operating results or events, (ii) industry and market trends and (iii) other market opportunities for Loudeye. Whether these come to pass is subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For additional information concerning risks that could cause such differences, please refer to our current report on Form 8-K filed earlier today, our filed reports on Form 10-Q, 10-K and our other filings with the Securities and Exchange Commission. The information discusses the state of Loudeye's business as of November 4, 2004. Loudeye makes no attempt to update or correct any information covered herein during the time the webcast will be archived regardless of any subsequent events. Forward-Looking Statements

Jeff Cavins CEO & President Q3 2004 Overview

Q3 2004 Overview Key Provider in a High Growth Opportunity Q3 Execution Carves Strong Position in Market: Launch the First Wireless Music Store in the US Execute a Strategic Contract with Nokia Power the Most Digital Music Stores Worldwide Deliver Services in the Most Countries Worldwide Growth with Leading Services Businesses Record Revenue and Deferred Revenue Global Diversification, Pipeline and Prospects

2004 Expansion Expanded Reach to: Major Consumption Networks: Web, Mobile, P2P Major Geographies: 17 countries globally Monetize Unique Reach & Capabilities 8 New Tier 3 Contracts & Customers

Overpeer Content Protection: Title Coverage

2004 Expansion (con't) Next Generation Mobile Music Platform AT&T Wireless Nokia Well Positioned for Next Phase of Mobile Music Continued Execution with Online Customers MSN Wanadoo Europe is Developing Balanced Investment in Future Integration and Platform Unification Plan

Larry Madden Chief Financial Officer Q3 2004 Financial Results

Record Revenues - Q3 2004 ($M's) Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q1E Q2E Pro Forma Net Income 2.578 3.31 2.903 2.811 2.924 1.99 3.131 0 5.08 10 15 2003 2004

Significant Deferred Revenue Growth ($M's) Q4 Q1 Q2 Q4 Q1 Q2 Q3 Q1E Q2E Pro Forma Net Income 2.578 1 1 0.7 0.8 2.7 0 5.461 10 15 2003 2004

Q3 2004 Revenue Breakdown Core Services Overpeer Music Stores East 2.242 0.941 1.897 West 30.6 38.6 34.6 North 45.9 46.9 45 As % of Q3 2004 Revenue

Core Digital Media Services Core Services Overpeer Music Stores East 2.242 0.941 1.891 West 30.6 38.6 34.6 North 45.9 46.9 45 Tier 1 & 2 services Ingredient to most music services online Profitable on "contribution" basis, before allocation of public company-related expenses Steady contributor with solid gross margins As % of Q3 2004 Revenue

Overpeer Services Core Services Overpeer Music Stores East 2.242 0.941 1.897 West 30.6 38.6 34.6 North 45.9 46.9 45 Upstream and Downstream protection and promotion services Approaching breakeven on "contribution" basis, before allocation of public company- related expenses Target margins scale well Ancillary benefits As % of Q3 2004 Revenue

Digital Music Store Services Core Services Overpeer Music Stores East 2.242 0.941 1.897 West 30.6 38.6 34.6 North 45.9 46.9 45 Tier 3 services for online and mobile customers 3 - part pricing model $0.08 - $0.15 gross margin per download Key area of investment ~80% of our R&D investment Key area of scalable growth in future Global integration, platform unification & cost efficiencies Breakeven on "contribution" basis, before R&D and allocation of public company-related expenses, at 3.5 - 4.5 million downloads per month As % of Q3 2004 Revenue

Q3 2004 Financial Results Gross margins of 31% Operating expenses of $6.9 million Net loss of $5.0 million or $0.06/share

Q3 2004 Cash Uses Total Cash* on 6/30/04 $ 32.5 million Operations & Other (3.6) OD2 Transaction (1.7) Cap Ex (1.9) Net debt repayment (0.3) Total Cash* on 9/30/04 $25.0 million * Includes cash, cash equivalents, marketable securities and restricted investments

Forward Looking Guidance* Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4E Q4E Q1E Q2E Pro Forma Net Income 2.578 3.31 2.903 2.811 2.924 1.99 3.131 5.1 5.2 7.3 10 15 0.5 0.7 ($M's) 2004 Revenue *Note: estimates only. Whether these come to pass is subject to a number of factors and uncertainties that could cause actual results to differ materially. See Risk Factors contained in Loudeye's SEC filings.

Jeff Cavins CEO & President Strategic Overview

Loudeye Strategic Overview Mission Critical Upstream and Downstream Mobile Entertainment is a Large Opportunity Multi-Tiered Business Model that Participates with Customer Adoption Barrier to Entry Enabled by Significant Investment and Reach Sales & Customer Driven Execution

Question & Answer Session

Thank You for Attending Our Third Quarter 2004 Conference Call